SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act


         Date of Report (Date of Earliest Reported) September 12, 2003


                    Central Utilities Production, Corporation
                         (Name of Small Business Issuer)


        Nevada                        0-27187                   88-0361127
(State of Incorporation)            (Commission              (I.R.S. Employer
                                    File Number)          Identification Number)


                  1039 North I-35 #301, Carrollton, Texas 75006
           (Address of Principal Executive Offices Including Zip Code)


                                 (972) 446-3775
                           (Issuers Telephone Number)
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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     On August 29, 2003 the registrant filed a Bankruptcy Petition, under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court of the Eastern District of Texas, file number 03-44067. The Trustee is William T. Neary.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 12, 2003               Central Utilities Production Corporation


                                       By /s/ Stan Dedmon
                                         ----------------------------
                                         Stan Dedmon
                                         Director and President